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                                Exhibit (10) C

               Fifth Amendment to Executive Employment Agreement
                            with H. Furlong Baldwin
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                                                                  Exhibit (10) C


                              FIFTH AMENDMENT TO
                        EXECUTIVE EMPLOYMENT AGREEMENT


THIS FIFTH AMENDMENT to EXECUTIVE EMPLOYMENT AGREEMENT is made this 18th day of January, 2000, by and between MERCANTILE BANKSHARES

CORPORATION and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, both

Corporations of the State of Maryland, 2 Hopkins Plaza, Baltimore, Maryland

21201 (collectively, the "Employer"), and H. Furlong Baldwin, of Baltimore,

Maryland (the "Executive").

     WHEREAS, Employer and Executive entered into an Executive Employment Agreement dated March 24, 1982, which was amended by a First Amendment on March 13, 1984, by a Second Amendment on December 13, 1988, by a Third Amendment on January 29, 1997, and by a Fourth Amendment on January 28, 1999 (collectively, the "Agreement"); and

     WHEREAS, the Agreement is scheduled to terminate on February 1, 2000; and

     WHEREAS, Employer has requested an extension of the Agreement, to which Executive has agreed.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants contained in the Agreement, the parties do hereby agree that the Agreement is hereby amended as follows:

Paragraph 2 shall be deleted in its entirety and the following substituted in lieu thereof:

     "2. Term. The current term of Executive's employment, now scheduled to terminate on February 1, 2000, shall be extended up to February 1, 2001."

     In all other respects, the provisions of the Agreement, as heretofore amended, remain unchanged and in full force and effect.

     As was the case with prior extensions of the terms of the Agreement, the extension provided for herein shall have the effect of continuing the period of Executive's employment and postponing his retirement (generally and for purposes of the Executive Severance Agreement among the parties dated December 31, 1989, as subsequently amended, and the Deferred Compensation Agreement between Executive and Mercantile-Safe Deposit and Trust Company dated September 30, 1982, as subsequently amended) for the extended term of the Agreement,
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unless the Agreement is sooner terminated pursuant to paragraph 8 of the
Agreement or by mutual agreement of the parties.

     IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Executive Employment Agreement the day and year first written above.


ATTEST:                       MERCANTILE BANKSHARES CORPORATION

/s/ Alan D. Yarbro            By: /s/ Jack E. Steil
--------------------------       ------------------------------
Alan D. Yarbro, Secretary        Jack E. Steil, Executive Vice President


                              MERCANTILE-SAFE DEPOSIT
                              AND TRUST COMPANY

/s/ Alan D. Yarbro            By: /s/ J. Marshall Reid
--------------------------       ------------------------------
Alan D. Yarbro, Secretary        J. Marshall Reid, President


WITNESS:

/s/ Alan D. Yarbro          /s/ H. Furlong Baldwin
----------------------      ------------------------------
Alan D. Yarbro              H. Furlong Baldwin